UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2025

Primo Brands Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-42404	99-3483984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1150 Assembly Drive, Suite 800, Tampa, Florida 33607	900 Long Ridge Road, Building 2 Stamford, Connecticut 06902

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (813) 544-8515

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	PRMB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement

On February 7, 2025, following receipt of the requisite consents in the previously announced Consent Solicitations (as defined herein):

•

Primo Water Holdings Inc. (the “Primo Issuer”), an indirect wholly-owned subsidiary of Primo Brands Corporation (the “Company” or “Primo Brands”), BNY Trust Company of Canada, as Canadian trustee (the “Primo Canadian Trustee”), and The Bank of New York Mellon, as U.S. trustee (together with the Primo Canadian Trustee, the “Primo Notes Trustees”), entered into that certain Second Supplemental Indenture (the “Primo 2028 Notes Supplemental Indenture”) to the indenture (the “Primo 2028 Notes Indenture”) governing the Primo Issuer’s existing 3.875% Senior Notes due 2028 (the “Primo 2028 Notes”) to eliminate substantially all of the restrictive covenants, certain of the default provisions, and certain other provisions contained in the Primo 2028 Notes Indenture as well as to release the note guarantee of each guarantor of the Primo 2028 Notes (collectively, the “Primo 2028 Notes Amendments”);

•

the Primo Issuer and the Primo Notes Trustees entered into that certain Second Supplemental Indenture (the “Primo 2029 Notes Supplemental Indenture”) to the indenture (the “Primo 2029 Notes Indenture”) governing the Primo Issuer’s existing 4.375% Senior Notes due 2029 (the “Primo 2029 Notes”) to eliminate substantially all of the restrictive covenants, certain of the default provisions, and certain other provisions contained in the Primo 2029 Notes Indenture as well as to release the note guarantee of each guarantor of the Primo 2029 Notes (collectively, the “Primo 2029 Notes Amendments”); and

•

Triton Water Holdings, Inc. (the “BlueTriton Issuer” and, together with the Primo Issuer, the “Issuers”), an indirect, wholly-owned subsidiary of the Company, the guarantors named therein, and Wilmington Trust, National Association, as trustee, entered into that certain First Supplemental Indenture (the “BlueTriton Notes Supplemental Indenture” and, together with the Primo 2028 Notes Supplemental Indenture and the Primo 2029 Notes Supplemental Indenture, the “Supplemental Indentures”) to the indenture (the “BlueTriton Notes Indenture”) governing the BlueTriton Issuer’s existing 6.250% Senior Notes due 2029 (the “BlueTriton Notes” and, together with the Primo 2028 Notes and the Primo 2029 Notes, the “Existing Notes”) to eliminate substantially all of the restrictive covenants, certain of the default provisions, and certain other provisions contained in the BlueTriton Notes Indenture (collectively, the “BlueTriton Amendments” and, together with the Primo 2028 Notes Amendments and the Primo 2029 Notes Amendments, the “Notes Amendments”).

The Notes Amendments effectuated by the Supplemental Indentures are expected to become operative on the Early Settlement Date (as defined herein). As a result of the Supplemental Indentures becoming operative on the Early Settlement Date, among other things, all of the shares of the Company’s Class B common stock, which are currently held by an affiliate of One Rock Capital Partners, LLC (“One Rock”), shall automatically convert into an equal number of shares of the Company’s Class A common stock and One Rock will no longer be subject to the limitation on voting no more than 49% of the shares of the Company’s Class A common stock outstanding, as described in the Company’s amended and restated certificate of incorporation.

The foregoing descriptions of the Primo 2028 Notes Supplemental Indenture, Primo 2029 Notes Supplemental Indenture, and BlueTriton Notes Supplemental Indenture are not complete and are qualified in their entirety by reference to the full text of each Supplemental Indenture, copies of which are filed as Exhibits 4.1, 4.2, and 4.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On February 7, 2025, the Company issued a press release announcing (i) the early tender results of its previously announced (x) separate private offers to exchange (collectively, the “Offers”) the Primo 2028 Notes, Primo 2029 Notes, and BlueTriton Notes for three new series of senior notes to be co-issued by the Issuers (the “New Notes”) and cash and (y) solicitation of consents (the “Consent Solicitations”) from eligible holders of the Existing Notes to adopt the Notes Amendments, each of which commenced on January 27, 2025, (ii) the Issuers’ election to conduct an early settlement of the Offers that is expected to occur on February 12, 2025 (the “Early Settlement Date”), and (iii) the execution of the Supplemental Indentures.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information furnished with this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

The Offers and Consent Solicitations are being made, and the New Notes are being offered and issued, solely pursuant to the conditions set forth in the confidential offering memorandum and consent solicitation statement dated January 27, 2025 pursuant to an exemption from the registration requirements of the U.S. Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, and are not being registered under any state or foreign securities laws. The information contained in this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security.

Cautionary Note Regarding Forward-Looking Information

This Form 8-K contains forward-looking statements and forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements involve inherent risks and uncertainties, and several important factors could cause actual results to differ materially from those contained in any such forward-looking statement. In some cases, forward-looking statements may be identified by words such as “may,” “will,” “would,” “should,” “could,” “expect,” “aim,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “predict,” “project,” “seek,” “potential,” “opportunities,” and other similar expressions and the negatives of such expressions. However, not all forward-looking statements contain these words. They also include statements regarding the Company’s intentions, beliefs, or current expectations concerning, among other things, the Offers and Consent Solicitations and the issuance of the New Notes,, and other information that is not historical information. These statements involve known and unknown risks, uncertainties, and other factors that may cause the Company’s actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements.

Although management believes that it has a reasonable basis for each forward-looking statement contained in this Form 8-K, you are cautioned that these statements are based on a combination of facts and factors currently known by the Company and its expectations of the future, about which it cannot be certain. Important factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to: risks related to the New Notes; the ability of the Company to consummate the Offers and Consent Solicitations in a timely manner or at all; the Company’s ability to compete successfully in the markets in which it operates; fluctuations in commodity prices and the Company’s ability to pass on increased costs to its customers or hedge against such rising costs, and the impact of those increased prices on the Company’s volumes; the Company’s ability to maintain favorable arrangements and relationships with its suppliers; the Company’s ability to manage supply chain disruptions and cost increases related to inflation; the Company’s ability to manage its operations successfully; adverse changes in general economic conditions, including inflation and interest rates; any disruption to production at the Company’s manufacturing facilities; the Company’s ability to maintain access to its water sources; the impact of climate change on the Company’s business; the Company’s ability to protect its intellectual property; the seasonal nature of the Company’s business and the effect of adverse weather conditions; the impact of national, regional, and global events, including those of a political, economic, business, and competitive nature, such as the Russia/Ukraine war or the Israel/Hamas conflict; the impact of a pandemic, such as COVID-19, related government actions, and the Company’s strategy in response thereto on its business; difficulties with integrating the businesses of Primo Water Corporation (“Primo Water”) and Triton Water Parent, Inc. (“BlueTriton”) and in realizing the expected benefits of such combination of such businesses (the “Business Combination”); the unfavorable outcome of legal proceedings that may be instituted against the parties to the Business Combination in connection with such transaction; the inability to capture all or part of the expected benefits of the strategic opportunities the Company pursues, including those related to the Business Combination, potential synergies related thereto, and the ability to integrate Primo

Water’s business and BlueTriton’s business successfully in the expected timeframe; potential liabilities that the Company may inherit and that are not known, probable, or estimable at this time; the inability to retain Primo Water or BlueTriton management, associates, or key personnel; the impact of future domestic and international industry trends on the Company and its future growth, business strategy, and objectives for future operations; the impact of the significant amount of the Company’s consolidated indebtedness, which could decrease business flexibility; the inability to refinance or restructure existing indebtedness obligations on favorable terms, or at all; the Company’s ability to meet its obligations under its debt agreements, and risks of further increases to the Company’s indebtedness; the Company’s ability to maintain compliance with the covenants and conditions under its debt agreements; impacts to the value of the collateral assets securing the Company’s indebtedness; fluctuations in interest rates, which could increase the Company’s borrowing costs; the possibility that claims, assessments, or liabilities were not discovered or identified in the course of performing due diligence investigations of the two businesses of Primo Water and BlueTriton; litigation and regulatory risks; and other factors discussed in more detail in the Offering Memorandum and our filings with the Securities and Exchange Commission.

As a result of these factors, the Company cannot assure you that the forward-looking statements in this Form 8-K will prove to be accurate. You should understand that it is not possible to predict or identify all such factors. Consequently, you should not consider any such list to be a complete discussion of all potential risks or uncertainties that may substantially impact the Company’s business. Moreover, Primo Brands operates in a competitive and rapidly changing environment. New factors emerge from time to time and it is not possible to predict the impact of all of these factors on the Company’s business, financial condition, or results of operations.

Furthermore, if any forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Primo Brands or any other person that the Company will achieve its objectives, plans, or cost savings in any specified time frame or at all. In addition, even if its results of operations, financial condition, and liquidity, and the development of the industry in which the Company operates, are consistent with the forward-looking statements contained in this Form 8-K, those results or developments may not be indicative of results or developments in subsequent periods. The forward-looking statements contained in this Form 8-K are made only as of the date of this Form 8-K. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated as of February 7, 2025, by and among Primo Water Holdings Inc., BNY Trust Company of Canada, as Canadian trustee, and The Bank of New York Mellon, to the Indenture, dated as of October 22, 2020, by and among Primo Water Holdings Inc., as issuer, the guarantors party thereto, BNY Trust Company of Canada, as Canadian trustee, The Bank of New York Mellon, as U.S. trustee, and The Bank of New York Mellon, London Branch, as London paying agent, governing the 3.875% Senior Notes due 2028.

4.2	Second Supplemental Indenture, dated as of February 7, 2025, by and among Primo Water Holdings Inc., BNY Trust Company of Canada, as Canadian trustee, and The Bank of New York Mellon, as U.S. trustee, to the Indenture, dated as of April 30, 2021, by and among Primo Water Holdings Inc., as issuer, the guarantors party thereto, BNY Trust Company of Canada, as Canadian trustee, and The Bank of New York Mellon, as U.S. trustee, paying agent, registrar, transfer agent, and authenticating agent, governing the 4.375% Senior Notes due 2029.

4.3	First Supplemental Indenture, dated as of February 7, 2025, by and among Triton Water Holdings, Inc., as issuer, the guarantors party thereto, and Wilmington Trust, National Association, as trustee, to the Indenture, dated as of March 31, 2021, by and among Triton Water Holdings, Inc., as issuer, the guarantors party thereto, and Wilmington Trust, National Association, as trustee, governing the 6.250% Senior Notes due 2029.

99.1	Press Release, dated February 7, 2025.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Primo Brands Corporation

Date: February 7, 2025	By:	/s/ Marni Morgan Poe
Marni Morgan Poe
General Counsel & Corporate Secretary